UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 3, 1998


                                  UNIDYN, CORP.
             (Exact name of registrant as specified in its charter)


________NEVADA________             _______33-55254-31____          87-0438639
(State or other jurisdiction     (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)


7201 East Camelback Road, Suite 250
Scottsdale, Arizona________________                           _____85251_____
(Address of principal executive offices)                             (Zip Code)

        Registrant's telephone number, including area code: 602 970-5500

                                 AMENDMENT NO. 2

         The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its CURRENT REPORT on Form 8-K dated December 1, 1997 as set forth in the pages attached hereto:

Item 2.           Acquisition of Assets

Management has determined that it is not feasible to obtain an audit of DVCS Ltd., a United Kingdom entity, at the present time to meet filing deadlines for its 1997 Form 10-K. It has therefore modified its agreement with UniDyn, Inc. as follows:

          UniDyn Corp. issued 1,822,000 shares of its common stock to UniDyn, Inc. for the right to purchase 80% of the issued and outstanding stock of DVCS Ltd. for $500,000 at a future date. The promissory note to UniDyn, Inc. has been reduced from $2,000,000 to $1,500,000.

The Company may in the future do business with DVCS Ltd., but DVCS Ltd. is not at the present time a subsidiary of the Company.


                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 UNIDYN, CORP.



February 3, 1998                 By:/s/Vern Traylor______________
                                 Vern Traylor, Secretary/Treasurer